SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                           _____________________

                                 FORM 8-K

                              CURRENT REPORT

                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934

                          ______________________

Date of Report (Date of earliest event reported):  July 11, 1997

                          WRT Energy Corporation
         (Exact name of registrant as specified in its charter)


      Delaware                  1-10192                 73-1521290
(State of incorporation)  (Commission File Number)   (I.R.S. Employer
                                                     Identification No.)

3303 FM 1960 West, Suite 460, Houston, Texas                    77068
(Address of principal executive offices)                     (zip code)


Registrant's telephone number, including area code: (281) 583-8958

5718 Westheimer, Suite 1201, Houston, Texas 77057
(Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

     On July 11, 1997, the Second Amended Joint Plan Of Reorganization
Under Chapter 11 Of The United States Bankruptcy Code, dated as of March 11, 1997 (as modified by the technical modifications set forth in the Joint Motion for Approval of Technical Modifications to the Plan of Reorganization and those announced at the Confirmation Hearing commencing on April 28, 1997, is hereinafter referred to as the "Plan"), of WRT Energy Corporation, a Texas Corporation ("Debtor") became effective pursuant to its terms and conditions. In addition, the transactions contemplated by the Plan to occur on the effective date of the Plan were consummated in accordance with the terms and conditions of the Plan. Pursuant to the terms and conditions of the Plan, the Debtor merged with and into WRT Energy Corporation, a Delaware corporation ("WRT"). WRT is successor to the respective obligations of the Debtor pursuant to Rule 12g-3 of the Securities Exchange Act of 1934. In connection with the foregoing, DLB Oil & Gas, Inc. issued a press release, dated July 16, 1997 ("Press Release"), with respect to the Debtor's emergence from bankruptcy, the contents of which are incorporated herein by reference. In addition to the issuance of the shares discussed in the Press Release, an additional 464,543 shares of WRT common stock will be issued and distributed after July 16, 1997 to Wexford Management LLC pursuant to the Plan.



Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)     Financial Statement.     Not Applicable

     (b)     Pro Forma Financial Information.     Not Applicable

     (c)     Exhibits.

             2.1 Agreement and Plan of Merger, dated as of July 10, 1997, by and between WRT Energy Corporation, a Texas corporation and WRT Energy Corporation, a Delaware corporation.

             99.1  Press Release, dated July 16, 1997.

             99.2  Notice of Effective Date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WRT ENERGY CORPORATION
                                        (Registrant)


                                        By: /s/ Gary C. Hanna
                                             Name:  Gary C. Hanna
                                             Title: President

Date: July 16, 1997

                              INDEX TO EXHIBITS

                Current Report on Form 8-K Dated July 18, 1997
                          WRT ENERGY CORPORATION

Exhibit       Item                                                 Page
-------       ----                                                 ----

2.1           Agreement and Plan of Merger, dated as of              5
              July 10, 1997, by and between WRT Energy
              Corporation, a Texas corporation and WRT
              Energy Corporation, a Delaware corporation.

99.1          Press Release, dated July 16, 1997.                    9

99.2          Notice of Effective Date.                             10

                                                                   Exhibit 2.1

                          AGREEMENT AND PLAN OF MERGER
                          ----------------------------


          AGREEMENT AND PLAN OF MERGER, dated as of July 10, 1997, by and between WRT ENERGY CORPORATION, a Texas corporation ("Debtor" or "WRT"), and WRT ENERGY CORPORATION, a Delaware corporation ("New WRT").
          This Agreement provides for the merger of WRT with and into New WRT (the "Merger"), which will be the surviving corporation, in accordance with
Section 252 of the General Corporation Law of the State of Delaware (the "DGCL"), upon the terms and conditions set forth herein and in accordance with the applicable provisions of the DGCL. Capitalized terms not otherwise defined herein shall be used herein as defined in the Plan (as defined below).
          The respective Boards of Directors of WRT and New WRT have approved the Merger upon the terms and subject to the conditions set forth herein.
          Accordingly, in consideration of the mutual promises and arrangements set forth herein, and in order to set forth the terms and conditions of the Merger and the mode of carrying the same into effect, the parties hereby agree as follows:
     1.    The Merger.
     1.1 The Merger. At the Effective Time (as defined in Section 1.3 hereof), and subject to the terms and conditions of this Agreement and the DGCL, WRT shall be merged with and into New WRT, all existing Common Stock and Preferred Stock of WRT, and all options, warrants, or other rights to acquire such stock, shall be canceled, annulled and extinguished, and new certificates representing shares of New WRT Common Stock and New WRT Warrants will be issued in accordance with Debtor's And DBLW's Second Amended Joint Plan Of

Reorganization Under Chapter 11 Of The United States Bankruptcy Code, dated March 11, 1997 (as subsequently amended and modified, and as confirmed by order of the United States Bankruptcy Court for the Western District of Louisiana, Lafayette-Opelousas Division dated May 2, 1997, the "Plan"), the separate corporate existence of WRT shall thereupon cease and New WRT shall be the surviving corporation in the Merger (the "Surviving Corporation").
     1.2 Surviving Corporation. At the Effective Time, New WRT shall continue its corporate existence under the laws of the State of Delaware and shall thereupon and thereafter possess all rights, privileges, powers and franchises and all property of WRT and shall be subject to all debts, liabilities and duties of WRT, all as provided under the DGCL and the Plan.
     1.3 Effective Time of the Merger. The Merger shall become effective and be consummated on July 10, 1997 (the "Effective Time"), provided that the Surviving Corporation shall have caused to be filed prior to the Effective Time a certified copy of this Agreement with the Secretary of the State of the State of Delaware (the "Delaware Secretary of State") in accordance with the DGCL.
    1.4 Certificate of Incorporation. At the Effective Time, the Certificate of Incorporation of New WRT, as in effect immediately prior to the Effective Time, shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until further amended as provided therein and under the DGCL.
    1.5 By-Laws of the Surviving Corporation. The By-Laws of New WRT, as in effect immediately prior to the Effective Time, shall continue in full force and effect as the By-Laws of the Surviving Corporation until further amended as provided therein and under the DGCL.

     1.6 Directors and Officers of the Surviving Corporation. At the Effective Time, the directors and officers of the Surviving Corporation shall be those persons who presently serve as directors and officers, respectively, of New WRT, in the case of directors, until their successors are elected and qualified and, in the case of officers, to serve at the pleasure of the Board of Directors of the Surviving Corporation.
     2.    Miscellaneous.
     2.1 Amendment. At any time prior to the Effective Time, the parties hereto may, to the extent permitted by DGCL, by written agreement amend, modify or supplement any provision of this Agreement.
     2.2 Termination. This Agreement may be terminated and the Merger abandoned by the Board of Directors of New WRT at any time prior to the filing of a certified copy of this Agreement with the Delaware Secretary of State.
     2.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State.
     2.4 Headings. The headings set forth herein are for convenience only and shall not be used in interpreting the text of the section in which they appear.
     2.5 Counterparts. This Agreement may be executed in one or more counterparts which together shall constitute a single agreement.

     IN WITNESS WHEREOF, New WRT and WRT, pursuant to the approval and authority duly given by resolutions adopted by their respective Board of Directors, have caused this Agreement to be executed as of the first date above written by their respective officers thereunto duly authorized.

                                              WRT ENERGY CORPORATION,
                                               a Delaware corporation


                                              By: ____________________


                                              WRT ENERGY CORPORATION,
                                               a Texas corporation


                                              By: ____________________

                                                                  Exhibit 99.1

DLB OIL & GAS, INC.
                                               1601 N.W. Expressway, Suite 700
                                               Oklahoma City, OK  73118-1401
                                                         Phone  405-848-8808
                                                           Fax  405-848-9449

______________________________________________________________________________

News Release

For Further Information                                  FOR IMMEDIATE RELEASE
Contact:  Fred Standefer                                 ---------------------
          Vice President Corporate Development
          (405) 848-8808




                              WRT EMERGES FROM BANKRUPTCY
                           DLB/WEXFORD OWN MAJORITY INTEREST

OKLAHOMA CITY, OKLAHOMA -- July 16, 1997 -- DLB Oil & Gas, Inc. (NASDAQ-DLBI) today announced consummation of the plan of reorganization for WRT Energy Corporation, of which WRT, DLB and Wexford Management LLC on behalf of its affiliated investment funds were co-proponents.

WRT Energy Corporation (WRT) is now a Delaware corporation and will have a total of 20.04 million shares (CUSP #92931K-40-3) issued and outstanding. DLB Oil and Gas, Inc. currently owns 10.35 million shares. Wexford Management LLC presently owns 1.84 million shares. An additional 1.41 million shares, currently in escrow, will be distributed upon resolution of certain post closing matters.

WRT owns interests in 19 fields in south Louisiana and controls operations on essentially 100% of its production. As of December 31, 1996, WRT proved reserves, as estimated by Netherland, Sewell and Associates, Inc., totaled approximately 28 million barrels of oil equivalent.

DLB Oil & Gas, inc. is an Oklahama City-based independent energy company engaged primarily in oil and gas exploration, development and production, and in the acquisition of producing properties. The Company's common stock trades under the symbol DLBI.

                                                             Exhibit 99.2
                            UNITED STATES BANKRUPTCY COURT
                             WESTERN DISTRICT OF LOUISIANA
                              LAFAYETTE-OPELOUSAS DIVISION
IN RE:                                    :
                                          :
WRT ENERGY CORPORATION.                   :       CASE NO. 96BK-50212
Tax I.D. No. 72-1133320                   :            CHAPTER 11
                                          :            Post-Confirmation
DEBTOR.                                   :

                                NOTICE OF EFFECTIVE DATE
                                ------------------------

TO THE HONORABLE GERALD SCHIFF,
UNITED STATES BANKRUPTCY JUDGE:

         NOTICE IS HEREBY GIVEN that, on July 11, 1997 (the "Effective Date"), the Debtor's And DLBW's Second Amended Joint Plan Of Reorganization Under Chapter 11 Of The United States Bankruptcy Code, dated as of March 11, 1997 (as modified by the technical modifications set forth in the Joint Motion for Approval of Technical Modifications to the Plan of Reorganization and those announced at the Confirmation, is hereinafter referred to as the "Plan"), became effective pursuant to its terms and conditions. This Notice describes certain material transactions which occurred on the Effective Date pursuant to and/or contemplated by the Plan. The descriptions set forth hereinbelow are summaries only. Actual details of the Effective Date transactions are governed by the terms and provisions of the Plan and the ancillary documents.
         On the Effective Date, WRT Technologies, Inc., a Texas corporation and a wholly-owned subsidiary of WRT Energy Corporation (the "Debtor" or "WRT"), was dissolved pursuant to Section 33.2 of the Plan and the Articles of
__________________

      Capitalized terms not otherwise defined herein shall be used herein as defined in the Plan.

Dissolution. Pursuant to Section 31.1 of the Plan and the Agreement and Plan of Merger, dated as of July 10, 1997, between the Debtor and WRT Energy Corporation, a Delaware corporation, incorporated as of June 20, 1997 ("New WRT"), on the Effective Date, the Debtor was merged with and into New WRT.
        The Debtor, DLB Oil & Gas, Inc. ("DLB") and Wexford Management LLC, as agent for its affiliated investment funds ("Wexford"), also completed, on the Effective Date, the closing of the transactions contemplated by the Commitment Agreement (the "Commitment Agreement"), dated as of January 20, 1997, among WRT, DLB and Wexford to be closed on the Effective Date in accordance with the terms thereof. At such closing, DLB, among other things, transferred to New WRT the WCBB Assets, the right to operate the WCBB Assets, the Texaco Claim, the Senior Notes held by DLB, releases by DLB of its Oil & Gas Liens (the "M&M Liens") and $2,752,307.19 in cash on account of DLB's involvement in the Rights Offering and backstop in exchange for, among other things, (i) the Buyer's Leasehold and Facilities, (ii) the Assignment and Assumption Agreement, (iii) the right to 10,354,198 shares of New WRT Common Stock and
(iv) the right to 2,750,715 Litigation Entity Interests. Wexford, in connection with the closing of the Commitment Agreement, among other things, transferred to New WRT (i) the Senior Notes held by Wexford, releases by Wexford of its M&M Liens and $1,133,583.50 in cash on account of Wexford's involvement in the Rights Offering and backstop in exchange for (i) 1,844,822 shares of New WRT Common Stock and (ii) the right to 1,430,708 Litigation Entity Interests.
         On the Effective Date, and in connection with the consummation of the Plan, New WRT executed and delivered, pursuant to Section 31.5 of the Plan, several agreements, including, without limitation, (i) the Administrative Services Agreement, dated as of July 10, 1997, by and between New WRT and DLB,
(ii) the Registration Rights Agreement, dated as of July 10, 1997, by and among New WRT, DLB and Wexford, (iii) the New WRT Warrant Agreement, dated as of July 10, 1997, by and between New WRT and American Stock Transfer and Trust Company, as the Warrant Agent and (iv) the Employment Agreement, dated as of July 10, 1997, by and between Raymond Landry and New WRT.
         Pursuant to Section 33.11 of the Plan, New WRT executed and delivered, on the Effective Date, definitive documentation consistent with and otherwise reflecting the terms set forth in the New ING Term Sheet and providing for, among other things, the borrowing by New WRT, on the Effective Date, of $15,000,000 in accordance with the terms thereof.
         In accordance with Section 33.16 of the Plan, the Litigation Entity (a/k/a WRT Creditors Liquidation Trust) was formed on the Effective Date to pursue, for the benefit of the Unsecured Creditors of WRT and New WRT, the Causes of Action (other than the Marine Equipment Causes of Action and the Tri-Deck Causes of Action) assigned to it by WRT under the Litigation Entity Agreement, dated as of July 10, 1997, by and between WRT and Goldin Associates, L.L.C., as trustee (the "Trustee"). The costs of the Litigation Entity were funded by a one-time capital contribution of three ($3,000,000) million dollars made by New WRT on the Effective Date from the proceeds of the Rights Offering. On the Effective Date, New WRT received twelve (12%) percent (1,881,818) of the Litigation Entity Interests issued, with the remaining eighty-eight (88%) percent (13,800,000) of such Litigation Entity Interests to be distributed by the Disbursing Agent to holders of Allowed General Unsecured

Claims or held by the Disbursing Agent in a Disputed Claim Reserve Account (1,415,202 Litigation Entity Interests) by the Disbursing Agent on account of Disputed General Unsecured.
         On the Effective Date, New WRT and IBJ Schroder Bank & Trust Company, as the Disbursing Agent, executed and delivered the Disbursing Agent Agreement, dated as of May 2, 1997. Pursuant to the Rights Offering, the Plan and the Disbursing Agent Agreement, New WRT and the Exercising Claimants, among other things, caused to be delivered to the Disbursing Agent 22,071,450 shares of New WRT Common Stock, 1,163,400 New WRT Warrants and cash (aggregating $27,297,349.69) sufficient to permit the Disbursing Agent to make distributions of New WRT Common Stock, New WRT Warrants and cash (aggregating $25,699,521.14), in accordance with the terms and provisions of the Plan, to the Litigation Entity, DLB (as indicated above), Wexford (as indicated above), INCC and holders of Allowed Administrative Claims, Allowed Priority Tax Claims, Allowed Secured Claims, Allowed M&M Lien Claims and Allowed Convenience Claims and to establish various Disputed Claims Reserve Accounts of cash, New WRT Common Stock and New WRT Warrants, as needed. Pursuant to the Disbursing Agent Agreement, as soon practicable after the Effective Date, but in no event more than ten (10) Business Days after the Effective Date, the Disbursing Agent shall make the initial distribution of New WRT Common Stock to the holders of such Allowed Claims (other than DLB and Wexford). On the Effective Date, after accounting for the transfers contemplated by the Plan, including, without limitation, the establishment of the various Disputed Claims Reserve Accounts, $1,597,838.55 of the cash held by the Disbursing Agent was redelivered by the Disbursing Agent to New WRT.

          On the Effective Date, and pursuant to the terms and provisions of the State/LaFourche Settlements, the Disbursing Agent made certain distributions to the State of Louisiana and the LaFourche Parish School Board. In exchange for the receipt of such distributions, (i) the State of Louisiana executed and approved the South Atchafalaya Operating Agreement, as well as provided the necessary consents under Louisiana State law to the assignments contemplated by the Transfer and Exchange Agreement and the South Atchafalaya Operating Agreement and (ii) the LaFourche Parish School Board provided the necessary consents under Louisiana State law in accordance with the terms of the settlement thereto.
         Pursuant to Section 33.4 of the Plan, on the Effective Date, all existing Common Stock and Preferred Stock of WRT, and all options, warrants or other rights to acquire such stock, were canceled, annulled and extinguished. As of the Effective Date, the Indenture Agreement and the Warrant Agreement were deemed canceled pursuant to Sections 33.5 and 33.6 of the Plan. Lastly, except as otherwise provided in the Plan or Confirmation Order, effective as of the Effective Date, any and all Claims and Equity Interests of any holder of a Claim against or Equity Interest in the Debtor were discharged in their entirety.

DATED: July ___, 1997.
                                           Attorneys for WRT Energy
                                           Corporation, as reorganized

                                           SCHULTE ROTH & ZABEL LLP
                                           By:___________________________
                                              Jeffrey Sabin
                                              Mark A. Broude

                                           900 Third Avenue
                                           New York, New York 10022
                                           Telephone:  (212) 756-2000
                                           Telecopy:   (212) 593-5955

                                                      and

                                           SCHULLY, ROBERTS, SLATTERY &
                                           JAUBERT
                                           By:___________________________
                                              F. Neelis Roberts
                                              Gerald F. Slattery, Jr.
                                              Paul J. Goodwine
                                              David Dyer

                                           1100 Poydras Street,
                                              Suite 1800
                                           New Orleans, Louisiana  70163
                                           Telephone:   (504) 585-7800
                                           Telecopy:    (504) 585-7890